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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported) November 6, 1998
                                             ----------------------


                               Newcor, Inc.
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          (Exact name of registrant as specified in its charter)




   Delaware                 1-5985                    38-0865770
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State or other           (Commission              (IRS Employer
jurisdiction)            File Number)             Identification No.)




1825 S. Woodward Avenue, Suite 240, Bloomfield Hills, MI    48302
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code  (248) 253-2400

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 (Former name or former address, if changed since last report)


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Item 8          Change in Fiscal Year
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On November 6, 1998, the board of directors of Newcor, Inc. (the Company)
approved changing the Company's annual reporting period from a fiscal year ending October 31 to a calendar year ending December 31. This change will result in a two (2) month transition period financial report for the period from November 1, 1998 through December 31, 1998. A Form 10-Q will be filed on or before February 14, 1999 to report the two month transition period.
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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Newcor, Inc.
                                                  -------------------
                                                  (Registrant)

Date    December 21, 1998                              /s/ John Garber
          ---------------------                        John Garber
                                                  Vice President Finance